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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2002
                                                          --------------


                                    DDi Corp.
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               (Exact name of registrant as specified in charter)


         Delaware                    000-30241                   06-1576013
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)           File Numbers)            Identification Nos.)


               1220 Simon Circle, Anaheim, CA                 92806
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         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code         (714) 688-7200
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On March 27, 2002, DDi Corp. issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7. Exhibits.

     (c) Exhibits

     Exhibit No.   Description
     -----------   -----------

     99.1          Press Release, dated March 27, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           DDi CORP.


Date: March 27, 2002                       By: /s/ JOSEPH P. GISCH
                                               ---------------------------------
                                                   Joseph P. Gisch
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer

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